Exhibit 99.1

M-tron Industries, Inc. Announces Extension of Previously Announced Rights Offering

ORLANDO, Florida (April 9, 2026) – M-tron Industries, Inc. (NYSE American: MPTI, MPTI RT) ("Mtron" or the "Company") today announced that it has extended the expiration of the rights offering to purchase shares of Mtron’s common stock, par value $0.01 per share (the "Common Stock"), distributed on March 30, 2026 (the "Rights"), until 5:00 p.m. Eastern Time on Monday April 20, 2026 (the "Rights Offering") to facilitate the administration of the Rights Offering. The Rights Offering was previously scheduled to expire on April 15, 2026. All other terms and conditions of the Rights Offering remain unchanged.

Pursuant to the prospectus supplement:
•	Five (5) Rights required to purchase one (1) share of Common Stock;
•	Common Stock can be purchased at a subscription price of $59.00 per share;
•

Over-subscription privilege available to Rights holders who are shareholders of record who exercise their basic Rights in full, whereby such Rights holder subscribes for any or all of the shares issuable pursuant to any unexercised Rights on the terms and subject to the conditions set forth in the prospectus supplement; and

•	No fractional shares will be issued.

All exercise notices and payments (including with respect to any exercise of a Rights holder’s over-subscription privilege) must now be received by Computershare Trust Company, N.A. no later than 5:00 p.m. Eastern Time on Monday April 20, 2026. Holders in street name should contact their broker, bank, or other intermediary for information on how to exercise their Rights (including pursuant to any exercise of the over-subscription privilege).

The Rights Offering is more fully described in the prospectus supplement filed with the Securities and Exchange Commission (the "SEC") on March 30, 2026. A copy of the prospectus, prospectus supplements or further information with respect to the Rights Offering may be obtained by contacting Georgeson LLC, the information agent for the Rights Offering, at (866) 539-6575.

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) designs, manufactures, and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products' entire life cycle, including product design, prototyping, production, and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida, and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, visit www.mtron.com.

Cautionary Note Concerning Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to Mtron, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by Mtron with the Securities and Exchange Commission, including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K as filed with the SEC on March 26, 2026. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. Mtron undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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Contact:

M-tron Industries, Inc. Investor Relations
ir@mtron.com

Cameron Pforr
Chief Executive Officer